UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 10, 2002

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C2)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        New York                    333-85954-05                  13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


       270 Park Avenue
       New York, New York                                   10167
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C2. On December 10, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer, ARCap Special Servicing, Inc., as special servicer, LaSalle Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of December 10, 2002, of $934,702,000 were sold to J.P. Morgan Securities Inc., Merrill Lynch, Fenner, Pierce & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 26, 2002, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
(EX-4) Pooling and Servicing Agreement, dated as of December 1, 2002, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, ARCap Special Servicing, Inc., LaSalle Bank
                                           National Association and Wells Fargo
                                           Bank Minnesota, N.A.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 20, 2002


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                        SECURITIES CORP.



                                       By:    /s/ Charles Y. Lee
                                          --------------------------------------
                                          Name:   Charles Y. Lee
                                          Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(EX-4)                  Pooling and Servicing Agreement,               (E)
                        dated as of December 1, 2002,
                        among J.P. Morgan Chase
                        Commercial Mortgage Securities
                        Corp., Wachovia Bank, National
                        Association, ARCap Special
                        Servicing, Inc., LaSalle Bank
                        National Association and Wells
                        Fargo Bank Minnesota, N.A.